FUEL TECH

Technologies to enable clean efficient energy

Investor Presentation
September 2021









Safe Harbor

This presentation contains "forward-looking statements" as defined in Section 21E of the Securities Exchange Act of 1934, as amended, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and reflect Fuel Tech's current expectations regarding future growth, results of operations, cash flows, performance and business prospects, and opportunities, as well as assumptions made by, and information currently available to, our management. Fuel Tech has tried to identify forward-looking statements by using words such as "anticipate," "believe," "plan," "expect," "estimate," "intend," "will," and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. These statements are based on information currently available to Fuel Tech and are subject to various risks, uncertainties, and other factors, including, but not limited to, those discussed in Fuel Tech's Annual Report on Form 10-K in Item 1A under the caption "Risk Factors," and subsequent filings under the Securities Exchange Act of 1934, as amended, which could cause Fuel Tech's actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these statements. Fuel Tech undertakes no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances or for any other reason. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including those detailed in Fuel Tech's filings with the Securities and Exchange Commission.

Business Overview

FUEL TECH

Three Distinct Platforms That Offer Operational, Financial and Environmental Benefits

Air Pollution Control

Low cap-ex solutions for NO_X and Particulate Control

30% - 85% emissions reduction

Capital project / fixed price sale with turn-key capabilities

Typical customers: fossil fuel-fired utilities and industrial boilers

1,200+ global installations

FUEL CHEM® / Chemical Technologies

TIFI® Targeted In-Furnace Injection™

Reduces slag + Greenhouse Gases

Provides Fuel Flexibility

Used with coal, oil, biomass, and MSW

Annuity model; >5+ year avg. customer tenure

DGI™ Dissolved Gas Infusion Technology

Innovative alternative to current water aeration technologies

Patented high velocity nozzle infuses nano- and micro-bubbles into water/wastewater to optimize:

- Environmental remediation
- Aerobic digestion
- Biological treatment

Investment Highlights

FUEL TECH

- **Global leader** in nitrogen oxide (NO_x) reduction technologies with **1,200+ solutions installed** worldwide; also address SO_3, ABS, PM2.5, and CO_2
- **25% revenue increase** 1H 2021 v. 1H 2020, margin improvement and significantly narrowed losses
- **FUEL CHEM revenue up 66%** in 1H 2021, driven by recent installations, existing units coming back online, and rising demand for power as COVID-19 recovery continues
- **APC segment capitalizing on growing use of natural gas as a fuel source for power generation;** although COVID-19 has impacted order flow, we are pursuing a **global sales pipeline of $40 - $50 M**
- Continuing advancements of **DGI water treatment business**, including incremental investments in equipment scalability and market development
- **Lean operating structure** positions us to profitably leverage top line growth and generate positive cash flow; **breakeven revenue is $25 - $30 M** depending on product segment mix
- **Well capitalized**, with $36.6 M in cash and equivalents and $0 debt


Total Revenue
$8.2
$10.3
1H '20
1H '21


Gross Margin*
39.5%
48%
1H '20
1H '21


Cash & Equivalents
$12.6
$36.6
12/31/20
6/30/21


Book Value Per Share
$0.88
$1.51
12/31/20
6/30/21

*1H '20 excludes $1.1 M APC charge

Global Reach and Blue-Chip Clients

FUEL TECH

Solutions Installed in 26 Countries



1,200+ Installations Across Four Continents

180,500 MW

30+ Year History of Service and Accountability

Utility

FirstEnergy · Alliant Energy · AEP · NIPSCO · Colorado Springs Utilities

Southern Company · TVA · nrg · Xcel Energy · Dominion

KCP&L · Duke Energy · DTE Energy · Basin Electric Power Cooperative

Industry

Dow · bp · Covanta · Georgia-Pacific · Irving · Wheelabrator Technologies

Global

Enel · KEPCO · Endesa · Engie · drax · Doosan

Diverse, Customizable and Low Cap-Ex Solutions for Emissions Control



Ammonia Injection Grid (AIG)
Static Mixer
GSG™ Graduated Straightening Grid
ASCR™ Advanced SCR and SCR Services
Stack
SNCR NOxOUT HERT™
TIFI™ Targeted In-Furnace Injection™
OFA
LNB
Wet FGD
Baghouse
Dry FGD
ESP/FGC
Steam Turbine
SCAM™ Extractive Continuous Ammonia Monitor
Flue Gas Conditioning (FGC)

> **ASCR®:** Advanced SCR: Combines LNB, OFA, SNCR, AIG, GSG™ + Catalyst
> **AIG:** Ammonia Injection Grid
> **GSG™:** Graduated Straightening Grid
> **HERT™:** High Energy Reagent Technology™
> **LNB:** Low NO_x Burners
> **NO_xOUT®:** SNCR using high momentum injectors
> **OFA:** Over-Fire Air

> **ULTRA®:** Safe Ammonia Generation System
> **SCR:** Selective Catalytic Reduction
> **SNCR:** Selective Non-Catalytic Reduction
> **SCR Services:** optimizing process design, catalyst selection, improving the overall performance of SCR
> **Static Mixer:** Equipment used to mix temperature, velocity, and NO_x to optimize SCR performance ahead of the AIG

>**TIFI® Targeted In-Furnace Injection™:** Chemical injection programs used to target slag control, SO_3 mitigation, and fuel flexibility
>**ESP:** Electrostatic precipitator for PM control
>**Redox:** Redox additives for mercury control in Wet Flue Gas De-Sulfurization (FGD) scrubber
>**Flue Gas Conditioning:** Chemical injection of sulfur trioxide and ammonia to improve ESP performance

Innovative Technology, Engineering and Design

3-D Visualization Creates Custom Solutions

- **Proprietary Software with Strong IP Protection; Patented Technology**
  - Provides an intuitive interaction between the Models and Design Engineers
- **Computational Fluid Dynamics (CFD) Model**
  - Customized for each boiler; 800+ models created
- **Chemical Kinetics Code**
  - Predicts chemical reactions along a specific particle path
- **Injection Modeling**
  - Tuned to a variety of Fuel Tech injector solutions
- **Cold Flow Modeling**
  - Highly accurate physical models that replicate gas flows, injection patterns, etc.







FUEL CHEM® Segment

- Boiler efficiency improvements that drive operational, financial and environmental benefits
- Reduces a variety of pollutants and Greenhouse Gases
  - Mercury / SO_3 & Acid Plume Issues / Ammonium Bisulfate (ABS) / CO and CO_2
- 24/7/365 operational availability
- Increased revenues in 1H 2021, with historic gross margin of ~48%- 50% compared to prior year period
- FY 2021 performance expected to eclipse FY 2020
- **United States**: used primarily to support cost reduction efforts of coal-fired utility power plants by allowing the use of lower cost fuel to remain competitive
- **Mexico**: focus on units burning high sulfur fuel oil
- **Europe**: focus on biomass and MSW units
- **Southeast Asia**:
  - RECOVERY CHEM® technology via our licensee Amazon Papyrus for pulp & paper
  - Coal-fired plants



Revenues
($ in MMs)
$14.0
$5.0
$8.4
2020
6 Mos. 2020
6 Mos. 2021



Gross Profit / Margin
($ in MMs)
$6.7
47.6%
$2.1
41.2%
$4.1
48.8%
2020
6 Mos. 2020
6 Mos. 2021

Delivering Improved ROI

FUEL TECH

Availability / Reliability Gains

Reduce

- Service interruption or degradation
- Derates arising from slag shedding and burner anomalies
- Water lance/water cannon usage
- Forced outages
- Planned outages
- Downtime for outages

Efficiency Gains / Heat Rate Improvements

Increase

- MW per unit of fuel input (or constant MW with lower fuel consumption)

Reduce

- Power requirements for Induced Draft/Forced Draft (ID/FD) fans
- Soot-blowing requirements
- Unburned carbon / LOI in ash
- Furnace exit gas temperature
- Operating O_2
- Furnace CO
- Stack CO_2 emissions

Fuel Flexibility

Increase

- Profits, by allowing plants to burn lower quality / cost fuels

Reduce

- Effects of slagging when burning economical coals, such as Powder River Basin (PRB) and Illinois Basin (ILB)
- Effects of burning higher-sulfur coals (ILB + certain Eastern coalfields), specifically SO_3 formation in power plants utilizing SCR systems

Maintenance Benefits / Labor & Equipment Cost Savings

Increase

- Equipment life
- Time between cleaning cycles

Reduce

- Cold end corrosion in the air pre-heater, stack and ductwork
- High-temperature tube repairs/replacements
- Clinker formation
- Equipment damage from falling slag / fouling
- Fireside cleaning expenses & water / air treatment costs
- Soot-blower maintenance (manpower & costs)

TIFI® BIO Program Treatment Benefits

Targeting the Furnace, Not the Fuel



Boiler Before TIFI® Bio



Boiler After TIFI® Bio



Up to 40% Reduction in Downtime

Yard Waste * Demo Waste * Logging & Mill Residue
Wood Chips * Switch Grass * Forest Residue

FUEL CHEM®

TIFI® Targeted In-Furnace Injection™ Programs Mitigate SO_3

Punta Prieta / La Paz, Mexico


Before TIFI


After TIFI

6 Hours Later

Long-Term Opportunity

CFE

Comisión Federal de Electricidad®

PEMEX®

- Pursuing opportunity with partner in Mexico to burn high-sulfur fuel oil produced by Pemex
- At present, this oil is largely being burned without pollution control measures
- Government of Mexico in favor of using indigenous fuel sources to achieve energy independence
- Our partner working closely with CFE to expand our current programs to other sites that burn this product

Air Pollution Control Segment

- Deferred decisions from potential customers driven by COVID-19 induced uncertainties
- Focused on SCR and ULTRA opportunities
- Monitoring state level regulatory changes that may drive retrofit activity
- Pursuing \$40 - \$50 M long-term project pipeline; targeting \$5 - \$10 M of new awards by YE 2021
- Capitalizing on the flexibility of our solutions portfolio as the fuel mix remains in favor of natural gas
- Monitoring potential NO_x reduction opportunities in \$1 Trillion Infrastructure bill



Revenues
($ in MM's)
$8.6
$3.1
$1.9
2020
6 Mos. 2020
6 Mos. 2021



Gross Profit / Margin
($ in MM's)
$4.0
46.5%
$1.1*
37%
$0.9
47.4%
2020
6 Mos. 2020
6 Mos. 2021

*Excludes $1.1 M charge

Air Pollution Control Segment

Representative Solutions and Results

SCR Systems



NO_x

60-95%

ULTRA® Systems



ULTRA™ Process
Ambient or Preheated Air
Process Blower
Burner/ Electric Heater
Decomposition Chamber
Urea Solution Storage Tank
Urea Solution
Control Module
To AIG
Dry System Option
Pneumatic Unloader
Dry Storage
Solutionizing Tank
Dry Urea
Flow Controls
Water

Combustion Modifications/ Over-fire-Air (OFA)



Before
After

NO_x

25-40%

NO_x-OUT® SNCR



NO_x

25-40%

Growth Drivers

Gas Turbine and Small Gas Engine Marketplace

- demand for SCR and ULTRA systems driven by permits for new units and retrofit regulatory requirements
- actively involved with turbine and engine suppliers, Heat Recovery Steam Generator manufacturers, and system integrators to capitalize on this trend
- interest in plug-and-play small engine SCR solutions for distributed power generation and other stationery applications

Evolving Opportunities

- universities, large hospitals (combined heat & power upgrades)
- steel industry (greenfield & modernization)
- data centers (gas turbines for backup power)

Our Flexible, Adaptable APC Solutions Reflect the Changing Domestic Fuel Source Landscape

U.S. Electricity Generation by Fuel Source*



37%
39%
24%
20%
38%
42%
2019
2020
2019
2020
2019
2020
Natural Gas
Coal
Other **

Fuel Tech Revenue by Fuel Source



2019
5%
22%
73%
Natural Gas
Coal
Other **
2020
5%
21%
74%

*Source: U.S. Energy Information Administration, Short-Term Energy Outlook, August 2021

** Other = nuclear, hydro-power, non-hydro renewable

DGI ™ Dissolved Gas Infusion Technology

- Exclusive license from Kadance Corporation for North America use of micro-nanobubble dissolved gas technology for specified markets
- Kadance is active in municipal wastewater treatment, with a focus on delivering biological solutions to this market
- DGI applicable for water and wastewater applications: advanced aeration, biological treatment and odor management
- Strategic fit to FTEK's existing technology base and established sales channels
- **1H 2021** completed 3 on-site demonstrations
  - 2 municipal wastewater treatment facilities
  - 1 pulp & paper facility
- **Q3 2021**: expect to complete evaluation of market opportunity landscape with help of consultant
- **Q4 2021**: expect to complete development of large-scale DGI delivery system



Proprietary nozzle technology delivers supersaturated O_2 solutions and other gas-water combinations

DGI is applicable for the delivery of any treatment gas into a liquid via a carrier stream


The smaller the bubble, the lower the buoyancy, increasing residence time
Quicker Rise Time
Normal bubble 1-2 mm Ø
Micro / Nano bubble

Highly Efficient Process for Wastewater Treatment

SYSTEM BENEFITS

- Supplemental aeration for existing operations with avoided capital cost
- Dissolved oxygen reserve that can meet demand immediately for wastewater streams with process upsets, changing requirements, or short retention times
- Operating costs up to **50% lower** than conventional aeration
- Can deliver a solution with dissolved O_2 content **up to 40x** that of conventional aeration
- Modular, compact, scalable systems for rapid deployment
- Patent pending saturator design to maximize efficiency
- Multiple injectors to deliver precise amounts of dissolved oxygen to exact locations to meet process requirements
- Injectors accessible to customize treatment locations and for maintenance



Targeted Industries



Utilities | Pulp & Paper | Oil & Gas | Steel | Aquaculture and Algae Control

Financial Overview ($ in Thousands)

Statement of Operations Summary	Q2 2021	Q2 2020	6 Mos. 2021	6 Mos. 2020
Revenues	$5,218	$4,401	$10,251	$8,179
Cost of Sales	$2,635	$3,799	$5,310	$6,050
Selling, general and administrative expenses	$2,957	$2,755	$6,057	$6,641
Operating loss	$(689)	$(2,424)	$(1,846)	$(5,107)
Net loss	$(778)	$(2,544)	$(380)	$(5,111)
Net income (loss) per share from continuing ops	$(0.03)	$(0.10)	$(0.01)	$(0.21)

Balance Sheet Summary	June 30, 2021	December 31, 2020
Cash & Cash Equivalents	$ 36,194	$ 10,640
Restricted Cash	$ 368	$ 1,966
Current Assets	$ 41,444	$ 21,073
Total Assets	$ 50,061	$ 30,088
Total Liabilities	$ 4,163	$ 7,767
Stockholders' Equity	$ 45,898	$ 22,321

Summary



- Improved cost structure ($25 - $30 M breakeven), strong cash position, no debt
- **FUEL CHEM**: strong 1H 2021, expect FY 2021 to eclipse FY 2020 results; focus on new market segments and expanded geographies
- **APC:** focused on global development for traditional markets with increasing focus on natural gas solutions
- **DGI:** advancing towards commercialization
- Leverage strong balance sheet to continue to evolve business model to address changing energy environment and global trends

Thank You

Vince Arnone
Chairman, President and CEO
(630) 845-4500
varnone@ftek.com

Devin Sullivan
Senior Vice President
(212) 836-9608
dsullivan@equityny.com